                            ASSIGNMENT AND ACCEPTANCE
                            -------------------------

                          Dated as of February 27, 1997

    Reference is made to the Revolving Credit Agreement, dated as of January 8, 1997 (as from time to time amended and in effect, the "Credit Agreement"), by and among HADCO CORPORATION, (the "Borrower"), the banking institutions referred to therein as Banks (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON, as agent (in such capacity, the "Agent") for the Banks. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

    THE FIRST NATIONAL BANK OF BOSTON (the "Assignor") and each of ABN AMRO Bank N.V., individually and as Documentation Agent, The Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company, CIBC, Inc., The Chase Manhattan Bank, CoreStates Bank, N.A., The First National Bank of Chicago, The Fuji Bank, Limited, The Industrial Bank of Japan, Limited, KeyBank National Association, State Street Bank and Trust Company, The Sumitomo Bank, Limited, and SunTrust Bank, Atlanta (each, an "Assignee" and collectively, the "Assignees") hereby agree as follows:

    1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignees, and each of the Assignees hereby purchases and assumes without recourse to the Assignor
(except for the specific representations in Section 2 hereof), an interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement in the dollar amount set forth opposite such Assignee's name in the table below and equal to the percentage in respect of the Total
Commitment immediately prior to the Effective Date (as hereinafter defined) set forth opposite such Assignee's name in the table below:

                                              Commitment         Commitment
Assignee                                        Amount           Percentage
--------                                     -----------         ----------

ABN AMRO Bank, N.V                           $25,000,000           10.0%
The Bank of Nova Scotia                      $12,000,000            4.8%
Bank of Tokyo-Mitsubishi
  Trust Company                              $20,000,000            8.0%
CIBC, Inc.                                   $12,000,000            4.8%
The Chase Manhattan Bank                     $20,000,000            8.0%
CoreStates Bank, N.A                         $12,000,000            4.8%
The First National Bank
  of Chicago                                 $20,000,000            8.0%
The Fuji Bank, Limited                       $12,000,000            4.8%
The Industrial Bank of
  Japan, Limited                             $20,000,000            8.0%
KeyBank National Association                 $20,000,000            8.0%

                                              Commitment         Commitment
Assignee                                        Amount           Percentage
--------                                     -----------         ----------

State Street Bank and Trust
  Company                                    $12,000,000            4.8%
The Sumitomo Bank, Limited                   $12,000,000            4.8%
SunTrust Bank, Atlanta                       $12,000,000            4.8%





    2. ASSIGNOR'S REPRESENTATIONS. The Assignor (i) represents and warrants that
(A) it is legally authorized to enter into this Assignment and Acceptance, and
(B) as of the date hereof, after giving effect to the assignments contemplated hereby, its Commitment is $41,000,000, its Commitment Percentage is 16.4%, the aggregate outstanding principal balance of its Loans equals $35,260,000, AND the aggregate amount of its Letter of Credit Participations equals $0, (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance and that it has no knowledge that a Default or Event of Default has occurred and is continuing; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the other Transaction Parties or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of the other Transaction Parties or any other Person primarily or secondarily liable in respect of any of the Obligations or any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) attaches hereto the Note delivered to it under the Credit Agreement.

    The Assignor requests that the Borrower exchange the Assignor's Note for new
Notes payable to the Assignor and the Assignees as follows:

  Notes Payable to                                        Amount of Revolving
  the Order of:                                               Credit Note
  -------------                                           -------------------

    Assignor                                                  $41,000,000

  Notes Payable to                                        Amount of Revolving
  the Order of:                                               Credit Note
  -------------                                           -------------------

    Assignees:
    ABN AMRO Bank, N.V.                                       $25,000,000

    The Bank of Nova Scotia                                   $12,000,000
    Bank of Tokyo-Mitsubishi Trust Company                    $20,000,000
    CIBC, Inc.                                                $12,000,000
    The Chase Manhattan Bank                                  $20,000,000
    CoreStates Bank, N.A.                                     $12,000,000
    The First National Bank of Chicago                        $20,0O0,000
    The Fuji Bank, Limited                                    $12,000,000
    The Industrial Bank of Japan, Limited                     $20,000,000
    KeyBank National Association                              $20,000,000
    State Street Bank and Trust Company                       $12,000,000
    The Sumitomo Bank, Limited                                $12,000,000
    SunTrust Bank, Atlanta                                    $12,000,000

    3. ASSIGNEES' REPRESENTATIONS. Each of the Assignees (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee,
(C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to sec.8.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

    4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be February 27, 1997 (the "Effective Date"). Following the execution of this Assignment and Acceptance and, so long as no Default or Event of Default has occurred and is continuing, the consent of the Borrower hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent and recording in the Register by the Agent. SCHEDULE 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the SCHEDULE 1 annexed hereto.

    5. RIGHTS UNDER CREDIT AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (i) each of the Assignees shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; PROVIDED, HOWEVER, that the Assignor shall retain its rights to be indemnified pursuant to sec.17 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

    6. PAYMENTS. Upon such acceptance of this Assignment and Acceptance by the Agent and such recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignees, as applicable. The Assignor and each Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

    7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS).

    8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

    IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                        ASSIGNOR:

                                        THE FIRST NATIONAL BANK OF
                                        BOSTON


                                        By:
                                            ------------------------------------
                                            Title:


                                        ASSIGNEES:


                                        ABN AMRO Bank, N.V.,
                                          individually and as
                                          Documentation Agent


                                        By:
                                            ------------------------------------
                                            Title:


                                        THE BANK OF NOVA SCOTIA


                                        By:
                                            ------------------------------------
                                            Title:


                                        BANK OF TOKYO-MITSUBISHI
                                            TRUST COMPANY


                                        By:
                                            ------------------------------------
                                            Title:

                                        CIBC, INC.


                                        By:
                                            ------------------------------------
                                            Title:


                                        THE CHASE MANHATTAN BANK


                                        By:
                                            ------------------------------------
                                            Title:


                                        CORESTATES BANK, N.A.


                                        By:
                                            ------------------------------------
                                            Title:


                                        THE FIRST NATIONAL BANK
                                          OF CHICAGO


                                        By:
                                            ------------------------------------
                                            Title:


                                        THE FUJI BANK, LIMITED


                                        By:
                                            ------------------------------------
                                            Title:

                                        THE INDUSTRIAL BANK
                                          OF JAPAN, LIMITED


                                        By:
                                            ------------------------------------
                                            Title:


                                        KEYBANK NATIONAL
                                          ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Title:


                                        STATE STREET BANK AND
                                          TRUST COMPANY


                                        By:
                                            ------------------------------------
                                            Title:


                                        THE SUMITOMO BANK, LIMITED


                                        By:
                                            ------------------------------------
                                            Title:


                                        By:
                                            ------------------------------------
                                            Title:

                                        SUNTRUST BANK, ATLANTA

                                        By:
                                            ------------------------------------
                                            Title:


                                        By:
                                            ------------------------------------
                                            Title:


CONSENTED TO:
-------------

HADCO CORPORATION


By:
    ---------------------------------
    Title:


THE FIRST NATIONAL BANK
OF BOSTON, as Agent


By:
    ---------------------------------
    Title:

                                   SCHEDULE 1
                                   ----------

                Bank                                  Commitment      Commitment
                ----                                  -----------     ----------
                                                        Amount        Percentage
                                                      -----------     ----------

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE FIRST NATIONAL BANK OF BOSTON                     $41,000,000        16.4%
100 Federal Street
New England Corporate Banking, 01-07-05
Boston, MA 02110
Attn: Jeffrey G. Millman
Tel: 617-434-7944
Fax: 617-434-8102

DOMESTIC AND EURODOLLAR LENDING OFFICE:
ABN AMRO BANK, N.V.                                   $25,000,000        10.0%
One Post Office Square, 39th Floor
Boston, MA 02109
Attn: Chip Wahle
Tel: 617-988-7935
Fax: 617-988-7910

with copies of correspondence to:
ABN AMRO Bank, N.V.
135 S. LaSalle Street, Legal Dept.
Chicago, IL 60603
Attn: Janet Knutel
Tel: 312-904-2225
Fax: 312-904-2340

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE BANK OF NOVA SCOTIA                               $12,000,000         4.8%
101 Federal Street, 16th Floor
Boston, MA 02110
Attn: Michael Bradley
Tel: 617-737-6312
Fax: 617-951-2177

                Bank                                  Commitment      Commitment
                ----                                  -----------     ----------
                                                        Amount        Percentage
                                                      -----------     ----------

DOMESTIC AND EURODOLLAR LENDING OFFICE:
BANK OF TOKYO-MITSUBISHI TRUST COMPANY                $20,000,000        8.0%
1251 Avenue of the Americas
New York, NY 10020-1104
Contacts:
Robert J. Diloff (Credit Matters)
Tel: 617-330-7419
Fax: 617-330-7422
Rolando Uy (Operations)
Tel: 201-413-8576
Fax: 201-413-8225

with all correspondence sent to:
Bank of Tokyo-Mitsubishi Trust Company
125 Summer Street, Suite 1170
Boston, MA 02110
Attn: Robert J. Diloff
Tel: 617-330-7419
Fax: 617-330-7422

and to:
Bank of Tokyo-Mitsubishi Trust Company
Legal Department
1251 Avenue of the Americas
New York, NY 10020-1104
Attn: Frederick Leone
Tel: 212-782-4637
Fax: 212-782-6420

DOMESTIC AND EURODOLLAR LENDING OFFICE:
CIBC, INC.                                            $12,000,000        4.8%
425 Lexington Avenue
New York, NY 10017
Attn: Cyd Petre
Tel: 212-856-4165
Fax: 212-856-3991

                Bank                                  Commitment      Commitment
                ----                                  -----------     ----------
                                                        Amount        Percentage
                                                      -----------     ----------

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE CHASE MANHATTAN BANK                              $20,000,000        8.0%
999 Broad Street
Bridgeport, CT 06604
Attn: Fred Loder
Tel: 203-382-6493
Fax: 203-382-6573

with copies of correspondence to:
The Chase Manhattan Bank
Legal Department
270 Park Avenue, 40th Floor
New York, NY 10017
Attn: David Struss
Tel: 212-270-5038
Fax: 212-270-7429

DOMESTIC AND EURODOLLAR LENDING OFFICE:
CORESTATES BANK, N.A.                                 $12,000,000        4.8%
1345 Chestnut Street
FC 1-8-3-16
Philadelphia, PA 19102
Attn: John Fessick
Tel: 215-786-2162
Fax: 215-973-6745

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE FIRST NATIONAL BANK OF CHICAGO                    $20,000,000        8.0%
153 W. 51st Street, 8th Floor
New York, NY 10019
Attn: Thomas Knoff
Tel: 212-373-1181
Fax: 212-373-1388

with copies of correspondence to:
The First National Bank of Chicago
1 First National Plaza
Chicago, IL 60670
Attn: Leane Cerven
Tel: 312-732-8191
Fax: 312-732-6037

                Bank                                  Commitment      Commitment
                ----                                  -----------     ----------
                                                        Amount        Percentage
                                                      -----------     ----------

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE FUJI BANK, LIMITED                                $12,000,000        4.8%
2 World Trade Center, 79th Floor
New York, NY 10022
Attn: Mark Hanslin
Tel: 212-898-2073
Fax: 212-912-0516

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE INDUSTRIAL BANK OF JAPAN, LIMITED                 $20,000,000        8.0%
1251 Avenue of the Americas
New York, NY 10020-1104
Attn: Wayne Right
Tel: 212-282-3462
Fax: 212-282-4488

DOMESTIC AND EURODOLLAR LENDING OFFICE:
KEYBANK NATIONAL ASSOCIATION                          $20,000,000        8.0%
127 Public Square
Mail Code: 01-27-0606
Cleveland, Ohio 44114
Attn: Michael Landini
Tel: 216-689-5562
Fax: 216-689-4981

DOMESTIC AND EURODOLLAR LENDING OFFICE:
STATE STREET BANK AND TRUST COMPANY                   $12,000,000        4.8%
225 Franklin Street
Boston, MA 02110-2804
Attn: Bruce Daniels
Tel: 617- 654-3611
Fax: 617- 654-4176

                Bank                                  Commitment      Commitment
                ----                                  -----------     ----------
                                                        Amount        Percentage
                                                      -----------     ----------

DOMESTIC AND EURODOLLAR LENDING OFFICE:
THE SUMITOMO BANK, LIMITED                            $12,000,000        4.8%
233 S. Wacker Drive, Suite 5400
Chicago, IL 60606
Attn: Richard Bailey, Vice President Operations
Tel: 312-993-6214
Fax: 312-876-1995

with copies of correspondence to:
The Sumitomo Bank Limited
One Post Office Square, Suite 820
Boston, MA 02109
Attn: A1 DeGemmis
Tel: 617-451-3200
Fax: 617-423-4884

DOMESTIC AND EURODOLLAR LENDING OFFICE:
SUNTRUST BANK, ATLANTA                                $12,000,000        4.8%
711 Fifth Avenue, 5th Floor
Mail Code 0122
New York, NY 10022
Attn: Susan Boyd
Tel: 212-583-2612
Fax: 212-371-9386

with copies of correspondence to:
SunTrust Bank, Atlanta
25 Park Place, 18th Floor
Atlanta, GA 30303
Attn: John Bettex
Tel: 404-588-7084
Fax: 404-230-5387